SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



Date of Report (Date of earliest event reported) August 10, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


  Pennsylvania                 0-10822                   25-1229323
State of other jurisdiction  (Commission File Number)   (IRS Employer
 of incorporation)                                     Identification No.)


  2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
 (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


        ______________________________________________________
   (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          A company that participated in the cleanup of the Exxon Valdez spill in Alaska in 1989 is betting that a Pittsburgh company will change the complexion of oil exploration in Alaska. The
          Fortyniner Remediation & Oilspill Group (FROG) has signed an exclusive contract to distribute products for Petrol Rem. Under the terms of the contract, FROG has agreed to make a six-figure minimum purchase from Petrol Rem each year the contract is in force. Petrol Rem, Inc., a subsidiary of Pittsburgh-based BICO, Inc.
          (OTCBB:BIKO), produces a series of oil spill absortion and bioremediation products. The base product, PRP, is prayed as a loose powder on open water spills and bonds immediately with the oil preventing the pollution from sinking or further contaminating wildlife and vegetation.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  August 10, 2001





      ALASKAN OIL POLLUTION FINDS PITTSBURGH SOLUTION



Pittsburgh,   PA   August  10,  2001  -  A   company   that
participated in the cleanup of the Exxon Valdez spill in Alaska in 1989 is betting that a Pittsburgh company will change the complexion of oil exploration in Alaska. The
Fortyniner Remediation & Oilspill Group (FROG) has signed an exclusive contract to distribute products for Petrol
Rem.

     Petrol  Rem  Inc.,  a  subsidiary of  Pittsburgh-based
BICO,  Inc.  (OTCBB:BIKO), produces a series of  oil  spill
absorption  and bioremediation products. The base  product,
PRPr, is sprayed as a loose powder on open water spills and
bonds  immediately  with the oil preventing  the  pollution
from   sinking   or  further  contaminating  wildlife   and
vegetation.

     PRP  is  also contained in the company's BioBoom  and
BioSok  products. BioSok is used in boat bilges, including
the Presidential yacht Sequoia. BioBoom is used to solve  a
variety of hydrocarbon spill problems.  Petrol Rem products
have been used in the past by the United States Coast Guard
and the Canadian Coast Guard. PRP has been proven effective
in various locations worldwide including Mexico, Indonesia,
and   United   Arab  Emirates.  All  products  absorb   and
biodegrade the oil, then biodegrade themselves. The product line is effective on all hydrocarbons.

     Under the terms of the contract, FROG has agreed to make a six-figure minimum purchase from Petrol Rem each year the contract is in force.

     "Two  weeks  ago  Petrol  Rem  announced  a  projected
consolidated revenue of $1.3 million for the third  quarter
of   2001,"  said  Petrol  Rem  President  and  CEO  Pascal
Nardelli.   "This latest announcement will mean  additional
revenue for the company."

     FROG, based in Anchorage, has been in the forefront of offering innovative and cost-effective technologies for spill response and site remediation for the past 20 years.
FROG  maintains an ORSO Certification with the  U.S.  Coast
Guard and is certified by the State of Alaska as an oil spill responder. Additionally, FROG has worked with various governmental agencies such as the Department of Defense and the Environmental Protection Agency. Petrol Rem's products have undergone all required governmental testing for use in oil spill remediation.

     BICO, Inc. has its corporate offices in Pittsburgh and
is   involved   in  the  development  and  manufacture   of
biomedical    devices    and    environmental    solutions.
Subsidiary, Petrol Rem, Inc., is the environmental arm of BICO.


FOR FURTHER INFORMATION, CONTACT:

Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER:   1.800.357.6204
www.bico.com  www.petrolrem.com